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                                                                   Exhibit 10.12

                       AMENDMENT TO EMPLOYMENT AGREEMENT
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          THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made this 1st day of April, 2001, by and between AMERIPATH, INC., a Delaware corporation (the "Company") and BRIAN C. CARR (the "Executive").

                              W I T N E S S E T H

          WHEREAS, the Company and the Executive entered into an Employment Agreement on November 30, 2000 (the "Agreement"); and

          WHEREAS, the Company and the Executive wish to amend the Agreement.

          NOW, THEREFORE, in consideration of the Executive's continued employment with the Company and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows.

          1.  Recitals.  The foregoing recitals are true and correct and are
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incorporated herein by this reference.

          2.  Repayment of Relocation Expense. Delete the fourth and fifth
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sentences of Subsection 4.6 and insert the following at the end of third sentence of Subsection 4.6 of the Agreement: "The Executive shall have no further obligation to refund any relocation expenses reimbursed by the Company."

          3.  Vesting of Options Upon and After Change in Control.  Insert the
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following at the end of the first sentence in Subsection 5.6 a. of the
Agreement: "and accelerate the vesting of all AmeriPath Stock Options which have been granted to the Executive, so that the unvested shares are one hundred (100) percent vested." Insert the following at the end of the second sentence in Subsection 5.6 a. of the Agreement: "and (5) accelerate the vesting of all AmeriPath Stock Options which have been granted to the Executive since the Change in Control but are unvested, so that the unvested shares are one hundred
(100) percent vested."

          4.  Change in Control Anniversary Bonus.  Insert the following as
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Subsection 5.6 c. in the Agreement:

If, on the date of the one-year anniversary of the date of the Change In Control, the Executive is in the employ of the Company, or any successor thereto or assign thereof, the Executive shall be paid, on such one-year anniversary date, an additional lump sum bonus equal to one times the Executive's annual Base Salary as determined immediately prior to the Change in Control Date (the "Anniversary Bonus").

          5.  Conflicting Terms & Survival of Agreement.  Except as specifically
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set forth herein, the Agreement shall remain in full force and effect.  In the event the terms of this Amendment shall conflict with the terms of the Agreement, the terms of this Amendment shall control.
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          6.  Counterparts.  This Amendment may be executed in any number of
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counterparts, each of which shall be deemed to be an original, and all of which together constitute one documents.

          7.  Final Agreement.  The Agreement, as amended by this Amendment,
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constitute the final agreement between the parties hereto and supercedes any prior or contemporaneous agreement or representation, oral or written, among them with respect to the matters set forth in the Agreement and this Amendment.

          IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above.

                                   COMPANY

                                   AMERIPATH, INC.


                                   By:  _______________________________________
                                        James C. New
                                        Chairman and Chief Executive Officer



                                   EXECUTIVE

                                   _____________________________________
                                   Brian C. Carr

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